T. Rowe Price Real Estate Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2023

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2024, Gregg Korondi will succeed Nina P. Jones as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Korondi joined T. Rowe Price in 2020.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2024, Gregg Korondi will succeed Nina P. Jones as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Korondi joined the Firm in 2020, and his investment experience dates from 1999. During the past five years, he has served as an investment analyst in the U.S. Equity Division with the Firm for three years and prior to that as a managing director in the real estate investment trust industry.

The date of this supplement is May 25, 2023.

F122-041 5/25/23